UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

ENTREMED, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) EntreMed, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “Annual Meeting”) on June 12, 2014. At the Annual Meeting, the Company’s stockholders approved the amendment to the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan”).

Under the amendment to the 2011 Plan, (i) the number of shares of Common Stock reserved for issuance increased from 4,230,000 to 5,730,000. The Company’s executive officers and directors are eligible to receive awards under the 2011 Plan in accordance with the terms and conditions set forth therein. A copy of the 2011 Plan, as amended, was filed with the Securities and Exchange Commission on April 21, 2014 as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and approved five proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon at the Annual Meeting, and the final voting results for each matter, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Election of Directors.  Y. Alexander Wu, PhD was elected to serve as a member of the Board for a term expiring at the annual meeting of stockholders as indicated in the Proxy Statement and until his successor is duly elected and qualified, as follows:

Director	FOR	WITHHELD	BROKER NON-VOTES
Y. Alexander Wu, PhD	13,777,111	54,188	8,370,189

Approval of the amendment to the 2011 Long-Term Incentive Plan. The stockholders voted to approve the amendment to the 2011 Plan, as follows:

FOR	12,735,007
AGAINST	179,275
ABSTAIN	917,016
BROKER NON-VOTES	8,370,190

Approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to CASI Pharmaceuticals, Inc.  The stockholders voted to approve the amendment to the Amended and Restated Certificate of Incorporation, as follows:

FOR	20,489,900
AGAINST	738,670
ABSTAIN	972,916

Approval of an advisory resolution on executive compensation. The stockholders voted to approve the advisory resolution on executive compensation, as follows:

FOR	12,739,986
AGAINST	169,252
ABSTAIN	922,060
BROKER NON-VOTES	8,370,190

Ratify Independent Registered Public Accountants.  The stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, as follows:

FOR	21,043,142
AGAINST	252,085
ABSTAIN	906,261

Item 8.01 Other Events.

On June 12, 2014, EntreMed, Inc. (the “Company”) filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Amendment”) with the Delaware Secretary of State to amend the Company’s Amended and Restated Certificate of Incorporation.  The Amendment, which is effective as of 8:00 a.m. EDT, on June 16, 2014, changes the name of the Company to CASI Pharmaceuticals, Inc.

The Company's trading symbol will change to CASI as of the effective time.   The Company’s new CUSIP number for its Common Stock is 14757U  109.

The Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.  The press release announcing the name change is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation

10.1	EntreMed, Inc. 2011 Long-Term Incentive Plan, as amended (previously filed with, and incorporated herein by reference to, Appendix A to the Company’s Definitive Proxy Statement filed on April 21, 2014)

99.1	Press Release, dated June 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
Chief Operating Officer, General Counsel & Secretary

Date: June 13, 2014